SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 20, 2007

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

333-85414 COMMISSION FILE NUMBER 3500 Lakeside Court, Suite 200 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	98-0377992 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89509 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORM 8-K

BULLION RIVER GOLD CORP.

March 20, 2007

Item 3.02 Unregistered Sales of Equity Securities.

On March 20, 2007 the Registrant completed the offer and sale of an aggregate of 2,280,336 Units, with each Unit consisting of one share of Common Stock and one Warrant to acquire one share of Common Stock. Through March 20, 2007 the Registrant received $1,710,250 in gross proceeds from the subscriptions and $1,539,250 in net proceeds from the subscriptions after the deduction $171,000 in finder’s fees and other fees and expenses in the offering

With respect to the issuance and sale of the Units to the Investors, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act, Regulation D or Regulation S promulgated thereunder. The subject Investors represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. Furthermore, with respect to issuance and sale in reliance upon Regulation S, the subject Investors represented there are not U.S. persons and that they will resell the Registrant’s shares only in accordance with the provisions of Regulation S. The subject Investors had acquired access to information about the Registrant.

Name of subscriber	Subscription amount
James R. Carrick	50,000
Goldberg Partners, LP	100,000
Marjorie L. Gorelik	50,000
Abundance Partners LP	225,000
Arjun Rich	50,250
PLY Holdings, Inc.	435,000
Verity Absolute Return Fund LLC	150,000
Karno Capital Corp.	500,000
Glynn Fisher	65,000
Allen Wilson	85,000

Investors purchased units (“Units”) in the Registrant for a purchase price of $0.75 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one twenty four month warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $1.00 per share as evidenced by a common stock purchase warrant.

In connection with the Offering, the Registrant and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to register for resale the shares of Common Stock sold to the Investors in the Offering and the shares of Common Stock underlying the Warrants (“Registrable Securities”). Pursuant to the Registration Rights Agreement, the Registrant agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the date of the Securities Purchase Agreement and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (A) the 180 th calendar day following the date of the Securities Purchase Agreement and (B) the fifth trading day following the date on which the SEC notifies the Registrant that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments. The Registrant further agreed to use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 20, 2007

Bullion River Gold Corp.

/s/ Peter M. Kuhn
Peter M. Kuhn
Chief Executive Officer